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                               EXHIBIT 1 A (6) (a)

                         CERTIFICATE OF INCORPORATION OF
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

          INCORPORATED BY REFERENCE TO EXHIBIT #6 (a) OF POST EFFECTIVE AMENDMENT #1 TO REGISTRATION STATEMENT ON FORM N-4 (FILE NUMBER 33-
    83020) FILED JUNE 22, 1995 BY CG VARIABLE ANNUITY SEPARATE ACCOUNT II AS
          REGISTRANT AND CONNECTICUT GENERAL LIFE INSURANCE COMPANY AS
                                   DEPOSITOR.